      As filed with the Securities and Exchange Commission on July 27, 1995

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                ----------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):    July 27, 1995


                          DUKE REALTY INVESTMENTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Indiana                          1-9044                    35-1740409
(State or other                    (Commission              (I.R.S. Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       8888 Keystone Crossing, Suite 1200
                             Indianapolis, Indiana                      46240
                       (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code:  (317) 574-3531


                                 NOT APPLICABLE
            (Former name or former address changed since last report)



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

Item 5. The unaudited financial statements of Duke Realty Limited Partnership (an 84%-owned subsidiary of Duke Realty Investments, Inc.) as of March 31, 1995 and December 31, 1994 and for three months ended March 31, 1995 and 1994, are being filed as an exhibit to this form.

Item 7.   Financial Statements and Exhibits

     The following exhibit is filed with this report:

     Exhibit
     Number
     ------

      99 Unaudited financial statements of Duke Realty Limited Partnership as of March 31, 1995 and December 31, 1994 and for the three months ended March 31, 1995 and 1994.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Duke Realty Investments, Inc.
                                                      (Registrant)

Date:     July 27, 1995                     By:    /s/  Dennis D. Oklak
                                                ------------------------------
                                                   Dennis D. Oklak
                                                   Vice President and Treasurer